UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2015

BioMed Realty Trust, Inc.

BioMed Realty, L.P.

(Exact name of registrant as specified in its charter)

Maryland	1-32261 (BioMed Realty Trust, Inc.) 000-54089 (BioMed Realty, L.P.)	20-1142292 (BioMed Realty Trust, Inc.) 20-1320636 (BioMed Realty, L.P.)
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17190 Bernardo Center Drive

San Diego, California 92128

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 485-9840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 25, 2015, Kent Griffin ceased serving as President and Chief Operating Officer of BioMed Realty Trust, Inc. (the “REIT”) and BioMed Realty, L.P. (together with the REIT, the “Company”) to pursue other business opportunities. Mr. Griffin’s responsibilities will be assumed by current Company employees. The Company does not plan to replace Mr. Griffin at this time. Mr. Griffin has agreed to provide certain consulting services to the Company during the period commencing on February 25, 2015 and ending on January 1, 2018, subject to earlier termination (the “Consulting Period”).

Effective as of February 25, 2015, the Company and Mr. Griffin entered into an Employment Transition and Consulting Agreement (the “Transition Agreement”), pursuant to which Mr. Griffin will be entitled to two cash payments totaling $5,128,711. In addition, an aggregate of 126,202 shares of restricted stock previously granted to Mr. Griffin will vest on the effective date of the Transition Agreement, and performance units previously granted to Mr. Griffin will continue to be eligible to vest during the Consulting Period.

During the Consulting Period, Mr. Griffin will be entitled to a monthly cash retainer of $10,000, in addition to reimbursement of expenses.

The Transition Agreement contains a general release of claims against the Company, as well as confidentiality, non-solicitation, non-disparagement and other customary provisions.

The foregoing description of the Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transition Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Item 7.01.

On February 25, 2015, the Company issued a press release regarding the Transition Agreement. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Employment Transition and Consulting Agreement effective as of February 25, 2015 among BioMed Realty Trust, Inc., BioMed Realty, L.P. and Kent Griffin.

99.1	Press Release issued February 25, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: February 25, 2015	BIOMED REALTY TRUST, INC.

	By:	/s/ GREG N. LUBUSHKIN
Name: Greg N. Lubushkin
Title: Chief Financial Officer

BIOMED REALTY, L.P.

By: BioMed Realty Trust, Inc.
its General Partner

	By:	/s/ GREG N. LUBUSHKIN
Name: Greg N. Lubushkin
Title: Chief Financial Officer